SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

January 27, 2004

Date of report (Date of earliest event reported)

ON Semiconductor Corporation

(Exact name of registrant as specified in its charter)

Delaware	000-30419	36-3840979
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

ON Semiconductor Corporation 5005 E. McDowell Road Phoenix, Arizona	85008
(Address of principal executive offices)	(Zip Code)

602-244-6600

(Registrant’s telephone number, including area code)

Item 5.	Other Events and Required FD Disclosure.

Attached to this Current Report as Exhibit 99 is a copy of a press release for ON Semiconductor Corporation dated January 27, 2004 titled “ON Semiconductor Announces Offering of Common Stock.”

Item 7.	Financial Statements, Pro Forma

Financial Information and Exhibits.

(a)	Financial Statements of Businesses Acquired
Not applicable.

(b)	Pro Forma Financial Information
Not applicable.

(c)	Exhibits

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated January 27, 2004 titled “ON Semiconductor Announces Offering of Common Stock.”

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ON SEMICONDUCTOR CORPORATION (Registrant)

Date: January 27, 2004	By:	/s/ DONALD A. COLVIN

Donald A. Colvin
Chief Financial Officer

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EXHIBIT INDEX

Exhibit No.	Description

99	News release for ON Semiconductor Corporation dated January 27, 2004 titled “ON Semiconductor Announces Offering of Common Stock”

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